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                                                        Exhibit 10.26.8



                       SUBORDINATION AGREEMENT


                             in favor of


                      MEESPIERSON CAPITAL CORP.







                          December 10, 1997

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                       SUBORDINATION AGREEMENT


          THIS SUBORDINATION AGREEMENT dated as of December 10, 1997 among (1) MEESPIERSON CAPITAL CORP. (the "Agent"), (2) the banks and financial institutions whose names and addresses are set out in
Schedule 1 (together, the "Senior Lenders", each a "Senior Lender"),
(3) NRG GENERATING (U.S.) INC. (the "Company") and (4) NRG ENERGY, INC. (the "Subordinated Lender").

                              BACKGROUND

          As a condition to the Senior Lenders providing a credit facility in favor of the Company, the Subordinated Lender has agreed to enter into this subordination agreement to provide for the subordination of the Subordinated Indebtedness to the Senior
Indebtedness.

                              AGREEMENTS

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions.

               1.1. General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

               "Agreements" shall mean, collectively, the Credit
Agreement and the Subordinated Lending Agreement.

               "Credit Agreement" shall mean that certain Credit
Agreement dated as of December 10, 1997 by and among, the Company, the Agent and the Senior Lenders, as the same may be amended, modified or supplemented from time to time.

               "Company" shall mean NRG Generating (U.S.) Inc., a
Delaware corporation.

               "Creditors" shall mean, collectively, the Agent, the Senior Lenders and the Subordinated Lender, and their respective successors and assigns.

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               "Distribution" shall mean any payment by the Company,
whether in cash, in kind, securities or any other property.

               "Event" shall have the meaning set forth in Section
2.2(c) hereof.

               "Subordinated Lender" shall mean NRG Energy, Inc. and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness.

               "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, a limited liability corporation, a limited liability partnership, an unincorporated association, a joint venture or other entity, or a government or any agency, instrumentality or political subdivision thereof.

               "Senior Indebtedness" shall mean all obligations of any kind owed by the Company to the Senior Lenders and the Agent from time to time under or pursuant to the Credit Agreement or any Note or Guaranty issued thereunder including, without limitation, all principal of and interest on the Advances made thereunder (including all interest accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) charges, expenses, fees and other sums chargeable to the Company by the Senior Lenders or the Agent, and reimbursement, indemnity or other obligations payable to the Senior Lenders and the Agent. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of the Company incurred in connection with an extension, modification, amendment or refinancing of the Credit Agreement.

               "Senior Lender(s)" shall have the meaning set forth in the introductory paragraph of this Agreement.

               "Subordinated Indebtedness" shall mean all principal, interest and other amounts payable or chargeable, contingent or otherwise, in connection with the Subordinated Lending Agreement.

               "Subordinated Lending Agreement" shall mean that certain Supplemental Loan Agreement, dated as of December 10, 1997, by and between the Subordinated Lender, the Company and NRGG Funding Inc. ("Funding") and all promissory notes, agreements, guaranties, documents and instruments now or at any time

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hereafter executed and/or delivered by the Company with or in favor of the Subordinated Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               1.2. Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

               1.3. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Credit Agreement or the Subordinated Lending Agreement shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof in accordance with the provisions of this Agreement.

          2. Covenants. The Company and the Subordinated Lender hereby covenant that until the Senior Indebtedness shall have been paid in full and satisfied in cash and the Credit Agreement shall have been terminated, all in accordance with the terms of the Credit Agreement, each will comply with such of the following provisions as are applicable to it:

               2.1. Transfers. The Subordinated Lender covenants that any transferee from it of any Subordinated Indebtedness shall, prior to acquiring such interest, execute and deliver a counterpart of this Subordination Agreement to each other party hereto.

               2.2.  Subordination Provisions.   Notwithstanding any
other provision of the Subordinated Indebtedness to the contrary, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time to the extent and on the terms and conditions set forth herein. Notwithstanding anything herein to the contrary, this Agreement shall in no way impair or otherwise affect: (i) the obligations of Funding to the Subordinated Lender under, or the rights and remedies of the Subordinated Lender (including, without limitation, the right of the Subordinated Lender to receive payments of any nature from Funding) in accordance with, the terms of the Subordinated Lending Agreement; (ii) subject to the waiver provisions of Section 8.02 of the Subordinated Lending Agreement, the obligation

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of the Company to return to Funding any payments of any nature received by the Company in violation of the terms of the Subordinated Lending Agreement, to which the Senior Lenders hereby consent; ; or (iii) the obligations of Funding and NRG Morris Inc. (collectively, the "Pledgors") to the Subordinated Lender under the Pledge and Security Agreement dated as of December __, 1997 pursuant to which the Pledgors grant to the Subordinated Lender a security interest in all of the outstanding membership interests of NRG (Morris) Cogen LLC, all proceeds thereof and certain other related collateral (collectively, the "Collateral") or the rights and remedies of the Subordinated Lender thereunder, including without limitation, its right to receive payments of any nature relating to such Collateral.

               (a) Payments. The Company shall make no Distribution on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been paid in full in cash and the Credit Agreement shall have been irrevocably terminated; provided, however, so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, the Company may pay and the Subordinated Lender may receive and retain regularly scheduled payments of principal and interest on the Subordinated Indebtedness as set forth on the Effective Date in the Subordinated Lending Agreement. No optional redemptions or mandatory redemptions of Subordinated Indebtedness shall be permitted without the express written consent of the Senior Lender.

               Following the occurrence of an Event of Default, upon and after receipt by the Company and the Subordinated Lender of written notice of such Event of Default from the Agent (such notice, the "Default Notice"), the Company shall make no Distribution on the Subordinated Indebtedness and the Subordinated Lender shall not be entitled to receive or retain any such Distribution in respect of the Subordinated Indebtedness; provided, further, that notwithstanding the foregoing restriction, the Company may pay and the Subordinated Lender shall be entitled to receive and retain any principal or interest payment which shall have become due and payable (on a non-accelerated basis) on the earliest to occur of (x) the date on which all such Events of Defaults set forth in the Default Notice shall have been cured or waived, and (y) payment in full in cash of all Senior Indebtedness (except for claims which were not in existence at the time of termination of the Credit Agreement and repayment in full of the Senior Indebtedness) and the termination of the Credit Agreement. Only one Default Notice may be sent within any 360-day period with respect to any Event of Default which was in existence at the time the Default Notice was sent.

          (b) Limitation on Acceleration. During any period described in Section 2.2 (a) hereof in which a Distribution is not permitted to be made on Subordinated Indebtedness (any such period, a "Non-Payment Period"), the Subordinated Lender shall

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not be entitled to accelerate the maturity of the Subordinated
Indebtedness, exercise any remedies or commence any action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness, provided, however, the foregoing limitation on acceleration or exercise of any remedies shall not be applicable following (x) the occurrence of an Event (as to which Section 2.2 (c) shall apply) or (y) following the maturity or acceleration of all Senior Indebtedness; provided, further, the prohibition against exercise of remedies shall not prohibit the Subordinated Lender from exercising equitable remedies for defaults under the Subordinated Lending Agreement which are not payment defaults so long as such equitable remedies do not result in acceleration of the Subordinated Indebtedness or payment of any Subordinated Indebtedness.

               (c) Prior Payment of Senior Indebtedness in Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to the Company or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or winding-up of the Company or distribution or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, or the appointment of a receiver, intervenor or conservator of, or trustee, custodian or similar officer for the Company or any substantial part of its property (each individually or collectively, an "Event"), then all Senior Indebtedness shall be paid in full and satisfied in cash and the Credit Agreement terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to the Agent for the benefit of the Senior Lenders until amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Credit Agreement has been irrevocably terminated.

               (d) Acceleration. In the event all Senior Indebtedness becomes due and payable, whether by acceleration, maturity or otherwise, no Distribution shall thereafter be made on account of the Subordinated Indebtedness until all Senior Indebtedness shall be paid in full in cash and the Credit Agreement is terminated.

               (e) Power of Attorney. To enable the Agent on behalf of itself and the Senior Lenders to assert and enforce its rights hereunder in any proceeding referred to in Section 2.2(c) or upon the happening of any Event, the Agent or any person whom it may designate is hereby irrevocably appointed attorney in fact for the Subordinated Lender with full power to act in the place and stead of the Subordinated Lender to present and file such proofs of claim against the Company on account of all or any part of the Subordinated Indebtedness as the Agent may deem advisable in the event the Subordinated Lender fails to do so prior to 30 days prior to the expiration of the time

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to file such claim or claims and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of Senior Indebtedness to the extent provided for under this Agreement. The Subordinated Lender will execute and deliver to the Agent such instruments as may be required by the Agent to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and the Subordinated Lender hereby irrevocably appoints the Agent as its lawful attorney and agent to execute financing statements on behalf of the Subordinated Lender and hereby further authorizes the Agent to file such financing statements in any appropriate public office.

               (f) Payments Held in Trust. Should any Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by the Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of
1933) of the Subordinated Lender at a time when the Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof (including if same is collected or received when there is or would be after giving effect to such payment an Event of Default and the Agent thereafter gives a Default Notice with respect to such Default), then the Subordinated Lender will forthwith deliver, or cause to be delivered, the same to the Agent in precisely the form held by the Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the Subordinated Lender, or any such Affiliate, as the property of the Agent and the Senior Lenders and shall not be commingled with other property of the Subordinated Lender or any such Affiliate.

               (g) Subrogation. Subject to the prior payment in full in cash of the Senior Indebtedness and the termination of the Credit Agreement, to the extent that the Agent for the benefit of itself and the Senior Lenders has received any Distribution on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, the Subordinated Lender shall be subrogated to the then or thereafter rights of the Agent and the Senior Lenders including, without limitation, the right to receive any Distribution made on Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no Distribution to the Agent for the benefit of the Senior Lenders to which the Subordinated Lenders would be entitled except for the provisions of this Agreement shall, as between the Company, its creditors (other than the Agent and the Senior Lenders) and the Subordinated Lenders, be deemed to be a Distribution by the Company to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of

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defining the relative rights of the Subordinated Lender on the one hand, and the Agent and the Senior Lenders on the other hand.

               (h) Scope of Subordination. The provisions of this Agreement are solely to define the relative rights of the Subordinated Lender and the Agent and the Senior Lenders. Nothing in this Agreement shall impair, as between the Company and the Subordinated Lender the unconditional and absolute obligation of the Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Lending Agreement in accordance with the terms thereof, subject to the rights of the Agent and the Senior Lenders under this Agreement.

          3.   Miscellaneous.

               3.1. Provisions of Subordinated Note. From and after the date hereof, the Company and the Subordinated Lender shall cause each promissory note or other document evidencing the Subordinated Indebtedness to contain a provision to the following effect:

          "This Note is subject to the Subordination Agreement, dated as of December __, 1997, among the Maker, the Payee and MeesPierson Capital Corporation under which this Note and the Maker's obligations hereunder are subordinated in the manner set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein."

          Proof of compliance with the foregoing shall be promptly given to the Agent.

               3.2. Additional Agreements. In the event that the Senior Indebtedness is refinanced in full, the Subordinated Lender agrees at the request of such refinancing party to enter into a subordination agreement on terms identical to those contained in this Subordination Agreement.

               3.3. Survival of Rights. The right of Agent or any Senior Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of the Company, the Agent or any Senior Lender including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by the Company with such provisions, regardless of the actual or imputed knowledge of the Agent or such Senior Lender.

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               3.4.  Receipt of Agreements.  The Subordinated Lender
hereby acknowledges that it has delivered to the Agent a correct and complete copy of the Subordinated Lending Agreement as in effect on the date hereof. The Agent hereby acknowledges that it has delivered to the Subordinated Lender a correct and complete copy of the Credit Agreement as in effect on the date hereof.

               3.5. No Amendment of Subordinated Lending Agreement. So long as the Credit Agreement remains in effect, neither the Company nor the Subordinated Lender shall enter into any amendment to or modification of the Subordinated Lending Agreement which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of the Company thereunder or in respect thereof (including, without limitation, Section 8.02 thereof), without the prior written consent of the Agent and the Senior Lenders.

               3.6. Amendments to Credit Agreement. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of the Agent and the Senior Lenders from increasing or changing the terms of the Advances under the Credit Agreement, or to otherwise waive, amend or modify the terms and conditions of the Credit Agreement, in such manner as the Agent, the Senior Lenders and the Company shall mutually determine. The Subordinated Lender hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by the Agent and the Senior Lenders to the Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Subordination Agreement in respect of the Subordinated Indebtedness.

               3.7. Notice of Default and Certain Events. The Agent, the Senior Lenders and the Subordinated Lender shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

                    (a) the obtaining of actual knowledge of the occurrence of any default under the Subordinated Lending Agreement;

                    (b) the acceleration of any Senior Indebtedness by the Agent and the Senior Lenders or of any Subordinated Indebtedness by the Subordinated Lender;

                    (c)  the granting by the Agent and the Senior
Lenders of any waiver of any Event of Default under the Credit
Agreement or the granting by the

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Subordinated Lender of any waiver of any "default" or "event of default" under the Subordinated Lending Agreement; or

                    (d) the payment in full by the Company (whether as a result of refinancing or otherwise) of all Senior Indebtedness.

               The failure of any party to give such notice shall not affect the subordination of the Subordinated Indebtedness as provided in this Subordination Agreement.

               3.8. Notices. Any notice or other communication required or permitted pursuant to this Subordination Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

        If to the Agent and the
        Senior Lenders:            MeesPierson Capital Corporation
                              445 Park Avenue
                              New York, New York 10022
                              Attention: Hendrik Vroege
                              Telephone: 212-801-0200
                              Telecopier: 212-801-0420

        If to the Subordinated
          Lender:                  NRG Energy, Inc.
                              1221 Nicollet Mall, Suite 610
                              Minneapolis, Minnesota  55403
                              Attention:  Vice President-CFO
                              Telephone:  612-373-5300
                              Telecopier:  612-373-8833

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                              1221 Nicollet Mall, Suite 610
                              Minneapolis, Minnesota  55403
                              Attention:  Vice President-CFO
                              Telephone:  612-373-5300
                              Telecopier:  612-373-8833

               3.9.  Books and Records.  The Subordinated Lender shall
(a) make notations on the books of the Subordinated Lender beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Agreement and
(b) furnish the Agent, upon reasonable request from time to time, a statement of the account between the Subordinated Lender and the Company.

          3.10 Binding Effect; Other. This Subordination Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Credit Agreement shall have terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of the Company with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon or as a result of the occurrence of an Event, or otherwise, all as though such payments had not been made. If any payment to the Subordinated Lender is turned over to the Agent and/or the Senior Lenders pursuant to the provisions of this Subordination Agreement and such payment is returned upon or as a result of the occurrence of an Event, the Agent shall reverse the application of such payments to the Senior Indebtedness and return such payment (without interest) to the Subordinated Lender. No action which the Agent, any Senior Lender or the Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Subordination Agreement or the obligations of the Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Subordination Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

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          4.   Representations and Warranties.

          (a) The Subordinated Lender represents and warrants to the Agent and the Senior Lenders that the Subordinated Lender is the holder of the Subordinated Indebtedness. The Subordinated Lender agrees that it shall not (i) assign or transfer any of the Subordinated Indebtedness without (x) prior notice being given to the Agent and
(y) such assignment or transfer being made expressly subject to the terms of this Subordination Agreement, (ii) exercise any right of set-off or convert any Subordinated Indebtedness to equity, in either event without the written consent of the Agent and the Senior Lenders. The Subordinated Lender further warrants to the Agent and the Senior Lenders that it has full right, power and authority to enter into this Subordination Agreement and, to the extent it is an agent or trustee for other parties, that this Subordination Agreement shall fully bind all such other parties.

          (b) Each Senior Lender severally represents and warrants to the Subordinated Lender that it is the holder of Senior Indebtedness. The Agent and each Senior Lender further warrants to the Subordinated Lender that it has full right, power and authority to enter into this Subordination Agreement and, to the extent the Senior Lender is an agent or trustee for other parties, that this Subordination Agreement shall fully bind all such other parties.

          5. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY SUBORDINATED LENDER WITH RESPECT TO THIS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE SUPREME COURT OF THE STATE OF NEW YORK, ANY FEDERAL DISTRICT COURT WITHIN THE STATE OF NEW YORK, OR ELSEWHERE AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE SUBORDINATED LENDER, THE AGENT, EACH SENIOR LENDER AND THE COMPANY ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHTS OF THE AGENT AND THE SENIOR LENDERS TO BRING PROCEEDINGS AGAINST THE SUBORDINATED LENDER IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE SUBORDINATED LENDER AGAINST THE AGENT AND/OR ANY SENIOR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR

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CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE
BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK. THE SUBORDINATED LENDER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

          6. Waiver Of Jury Trial. EACH CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR
(B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH CREDITOR HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT EITHER OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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          IN WITNESS WHEREOF, the undersigned have entered into this
Agreement as of this 10th day of December, 1997.


                         MEESPIERSON CAPITAL CORP.,
                           as Agent and Lender


                         By:/s/ Hendrik J. Vroege
                            Name: Hendrik J. Vroege
                            Title: Vice President


                         By:/s/ John O'Connor
                            Name: John O'Connor
                            Title: Senior Vice President

                         NRG ENERGY, INC.


                         By:/s/ David H. Peterson
                            Name: David H. Peterson
                            Title: President & CEO

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                       COMPANY'S ACKNOWLEDGMENT


          The undersigned hereby acknowledges and agrees to the foregoing Subordination Agreement. The undersigned agrees to be bound by the terms and provisions thereof as they relate to the relative rights of the Creditors with respect to each other. However, nothing therein shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between the undersigned and each Creditor. The undersigned further agrees that the Subordination Agreement is solely for the benefit of the Creditors and shall not give the undersigned, its successors and assigns, or any other person, any rights vis-a-vis any Creditor.


                                        NRG GENERATING (U.S.) INC.


                                        By:/s/ Timothy P. Hunstad
                                           Name:  Timothy P. Hunstad
                                           Title:  Vice President-CFO

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